Fees Summary	Nov. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,072,860.00
Previously Paid Amount	0.00
Total Fee Amount	1,137.33
Total Offset Amount	0.00
Net Fee	$ 1,137.33